UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-16203	84-1060803
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street Suite 4300 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 293-9133

No Change
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 13, 2012, Delta Petroleum Corporation (“Delta”) released an informational document providing information regarding the Chapter 11 Section 363 Auction Process pursuant to which certain of Delta’s assets are proposed to be sold under Delta’s and certain of its affiliates Chapter 11 cases pending before the United States Bankruptcy Court for the District of Delaware. A copy of the informational document is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Informational Document Regarding Chapter 11 Section 363 Auction Process

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2012

Delta Petroleum Corporation

By:	/s/ Stanley F. Freedman
Stanley F. Freedman Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Informational Document Regarding Chapter 11 Section 363 Auction Process